Exhibit 10.4

Confidential portions of this document have been

redacted and filed separately with the Commission

[LOGO]

PURCHASE ORDER

AXESSTEL INCORPORATED 6305 Lusk Blvd. San Diego 92121 Kind Attn: David Kim	PO NO PO Date Contract/Inquiry No Contract/Inquiry Date Quotation No Quotation Date Our Contact Person Delivery Date	: 7700000100 : 04/26/2004 : : : : : : ~~05/26/2004~~ As per schedule attached
Vendor Code: 800060

Subject: Supply of FWP AXW-[***] Your REF: Dated: 04/21/2004 We are pleased to place an order on you as per the details and Terms & Conditions given below.

SRNO ITEM CODE/DESCRIPTION SERVICE NO:	QTY	RATE In USD	UOM	AMOUNT In USD

0010	[***]	[***]	EA	[***]
700002168 FWP AXW-[***]	05/26/2004
Total Gross Amount:			[***]
Total Net Amount:			[***]

DOLLARS [***]

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Confidential portions of this document have been

redacted and filed separately with the Commission

Exhibit 10.4

[LOGO]

PO NO: 7700000100

TERMS AND CONDITIONS

Terms of delivery:

[***]

Terms Of Payment:

Through Irrevocable Documentary Letter of Credit established through Indian Banks with a buyer usance period of 36 months.

Delivery:

Bill To: TATA Teleservices (Maharashtra) Ltd., Ispat House, B.G.

Khar Marg, Worli, Mumbai-400 018, INDIA.

Ship To: The Cotton Corporation of India Ltd., Compartment

No.4, Godown No.2, Plot No.S6, Kaiamboli, Sector, KWC,

Raigad Dist.-410218

PLEASE QUOTE THIS ORDER NUMBER 7700000100 AND YOUR VENDOR CODE 800060 WITH US IN ALL YOUR CORRESPONDENCE AND INVOICE.

Total Order Value: [***] Please confirm acceptance of this Purchase Order within 7 days from the P.O. Date, failing which the same shall be deemed as accepted by you	For TATA TELESERVICES (MAHARASHTRA) LIMITED /s/ [Illegible] Authorized Signatory

I/We confirm having receive this Purchase Order and accept the same with all the terms and conditions.	For AXESSTEL INCORPORATED Authorized Signatory

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Confidential portions of this document have been

redacted and filed separately with the Commission

PO# 7700000100

TERMS AND CONDITIONS

1.	Scope of Work:

Supply of [***] nos of FWP Model No. AXW-[***].

Any new models to be introduced by Axesstel will be included as part of this proposed order quantity. However, prices for the new models will be negotiated as and when they are offered.

2.	Exclusivity:

Axesstel will provide exclusivity for all its CDMA 1X products for use in India to Tata Teleservices (Maharashtra) Ltd. (“TTML”) during the tenure of this PO/Contract.

[***]

3.	Price [***]:

[***]

[***]

If any taxes on income are required by law to be deducted from any payment required to be made by TTML hereunder, the amount of such payment shall be deducted as per Government Of India regulations and relevant TDS certificates will be issued and payment shall be made to Axesstel net of such amount.

4.	Delivery Schedule

•	TTML — June [***] units, July [***] units.

•	Axesstel shall intimate to both TTSL & TTML the dispatch dates within 7 days of receipt of the order.

•	Quantities for Aug & Sept ‘04 for both TTSL & TTML shall be indicated after receipt of 1st consignment.

In case of delay in dispatch for reasons attributable to Axesstel, Axesstel shall [***] on the delayed shipment.

5.	Payment Terms: Payment will be through irrevocable and confirmed Letters of Credit established through Indian banks with a buyer usance period of 36 months. Interest for the usance periods will be [***]. The Letters of Credit will be confirmed by Axesstel [***].

Within 7 days of receipt of this PO Axesstel shall indicate the name & other details of their Bankers, port of dispatch, specific terms & conditions that need to be put on the LC.

TTML shall open LCs on Axesstel on consignment basis as per the schedule of dispatch.

The following documents shall be submitted along with the invoices for drawing payment due on Delivery of FWP.

I) Packing List

II) Airway Bill

III) Certificate of Origin

IV) Manufacturer’s Test Report/Factory Acceptance Test Report as per agreed quality acceptance plan

Confidential portions of this document have been

redacted and filed separately with the Commission

PO# 7700000100

6.	Warranty period:

Main Unit: [***] from the date of shipment subject to a minimum of [***] from date of activation.

Battery: [***] from date of manufacturing.

During Warranty Axesstel shall provide all after sales service for the Fixed wireless phone to customers of TTML as per agreed conditions & timeliness.

In line with the TTML roadmap any support required in form of software upgrades etc. shall be provided by Axesstel [***].

7.	After Sales Service:

Both during warranty & post warranty, Axesstel shall directly or through third part provide after sales services as part of TTML/TTSL’s after sales service norms/agreement.

8.	Exit clauses:

In the event the material supplied by Axesstel is not acceptable in our network or due to obsolescence of technology or product or due to breach of any of the contractual terms by Axesstel, TTSL reserves the right to terminate the contract forthwith and no consequential damages what so ever shall be payable to Axesstel by TTL. In the event of such termination all open POs with Axesstel will automatically stand cancelled.

9.	Assignments:

TTML shall have the right to assign the contract in part or full in favor of any third party.

10.	Packaging & Brand development: Both Materials and packaging boxes shall be branded as per requirements of Tata Teleservices Ltd. at no additional cost.